                                                                    Exhibit 99.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 11-K

(Mark One):

            X ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 2001

                                       or

        _____ TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            For the transition period from __________ to ___________


                         Commission file number 1-13782


A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

         Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust

B. Name of issuer of the securities held pursuant to the plan and the address of the principal executive office:

         Westinghouse Air Brake Technologies Corporation
         1001 Air Brake Avenue
         Wilmerding, PA 15148

         The Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust is subject to the Employee Retirement Income Security Act of 1974. The required financial statements will be filed by amendment within the time prescribed by the rules of Form 11-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the ESOP Committee of Westinghouse Air Brake Company has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Westinghouse    Air
                                             Brake Company
                                             Employee Stock
                                             Ownership  Plan and
                                             Trust

                                         By  /s/Robert J. Brooks
                                             ---------------------------------
                                                Robert        J.
                                                Brooks,
                                                Member of the
                                                ESOP Committee

                                                March 28, 2002